Item 1: Report to Shareholders

New Jersey Tax-Free Bond Fund	February 28, 2005

The views and opinions in this report were current as of February 28, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Tax-free bonds generally produced positive returns and outperformed their taxable counterparts for the year ended February 28, 2005. Most of the municipal market’s gains occurred in the last six months—a period characterized by rising short-term interest rates, steady economic growth, elevated oil prices, and an unexpected decline in long-term interest rates. For the past 6- and 12-month periods, long-term securities outperformed short-term securities and high-yield municipals produced better results than investment-grade issues. In line with the national market, your fund generated modest gains for the year, with the bulk of the returns earned over the past six months.

MARKET ENVIRONMENT

Twelve months ago, at the beginning of our fiscal year, the economy was growing vigorously, and the Federal Reserve prepared to unwind—at a “measured” pace—the accommodative monetary policy that had prevailed for almost three years. From June 30, 2004, through the end of February 2005—and despite a brief period of uncertainty about the economic outlook related to geopolitical concerns, rising oil prices, and a tight presidential race—the central bank raised the federal funds target rate in quarter-point increments from 1.00% to 2.50%, a three-year high.

As shown in the graph, New Jersey municipal bond yields rose sharply in the spring last year and have declined steadily since then—the opposite of what one would expect when the Fed is raising short-term rates. The result was that longer-term municipal securities outperformed short- and intermediate-term bonds for the last six months and for our entire fiscal year.

New municipal supply in 2004 totaled $360 billion, approximately 6.3% below the previous year’s record $384 billion (according to The Bond Buyer). While still high from a historical perspective, the increased participation of property and casualty insurance companies and other nontraditional buyers of municipal securities easily absorbed this supply, reducing downward pressure on municipal bond prices. Many states have recovered nicely from the 2001 recession as higher-than-anticipated revenues, spending cuts, and fee increases have improved many states’ finances and reduced the need to borrow. The rise in housing prices over the last three years also benefited local governments since it resulted in increased property tax receipts, which are localities’ primary revenue source. Broadly speaking, the outlook for public finance is brighter, though escalating pension and benefit costs may hinder further improvement.

NEW JERSEY MARKET NEWS

Following a unilateral downgrade of New Jersey’s credit rating by the major agencies in July last year, Moody’s Investors Service rates the state’s general obligation debt Aa3 and Standard & Poor’s and Fitch rate it AA- (which is comparable to Moody’s Aa3 rating). The Garden State maintains a high-quality credit rating, and its outlook is “stable.” T. Rowe Price’s credit analysts have a similar rating on the state’s debt due to its mounting debt burden and apparent reluctance to deal with its structural budget imbalance. Additionally, the state’s fiscal 2006 budget deficit (ending June 30, 2006) is more than $4.0 billion, and the debt burden is rising. In a nutshell, we are concerned that New Jersey’s projected revenues are not sufficient to cover projected expenses, requiring additional special or one-time solutions (“one-shots”) to balance the budget each year. A court ruling last year eliminated the state’s ability to use borrowing (i.e., bonds) to balance future budgets. We are closely monitoring how the state deals with its educational assistance, retirement system contributions, and Medicaid expenditures.

Although the budgetary process is not yet complete, the fiscal 2006 budget proposal from acting governor Richard Codey (who took over after former Governor McGreevey resigned) is promising. Codey’s proposal closes New Jersey’s $4.3 billion budget gap without relying on excessive one-time (one-shot) fixes. The key item in the proposal is suspending the state’s current property rebate program. Adding video lottery terminals at the Meadowlands horse race track and selling unspecified state assets are additional proposals being considered.

Although we believe the budgetary process will be contentious this year, Codey’s proposal uses only $891 million of one-shots, about one-third of the estimated $2.86 billion used for fiscal 2005. Ultimately, New Jersey’s strong economy and demographics (it’s one of the nation’s wealthiest states) suggest that the state has the resources available to manage its debt load and budget gaps.

PORTFOLIO STRATEGY

The New Jersey Tax-Free Bond Fund trailed its Lipper peer group for the six-month period ended February 28, 2005, and matched the benchmark average for the year. However, the portfolio’s longer-term results (the 5- and 10-year returns are shown in the annualized tables after the letter) compare very favorably with the Lipper New Jersey Municipal Debt Funds Average.

PERFORMANCE COMPARISON
Periods Ended 2/28/05	6 Months	12 Months
New Jersey Tax-Free
Bond Fund	2.41%	2.50%
Lipper New Jersey Municipal Debt
Funds Average	2.77	2.50

PORTFOLIO CHARACTERISTICS
Periods Ended	8/31/04	2/28/05
Price Per Share	$11.78	$11.81
Dividends Per Share
For 6 months	0.26	0.25
For 12 months	0.51	0.51
30-Day Dividend Yield *	4.32%	4.20%
30-Day Standardized
Yield to Maturity	3.33	3.18
Weighted Average
Maturity (years)	13.9	13.4
Weighted Average Effective
Duration (years)	5.4	5.2
* Dividends earned for the last 30 days of each period indicated
are annualized and divided by the fund’s net asset value at
the end of the period.

Almost all of your fund’s 12-month return was earned in the past six months. Since August, the share price advanced three cents and dividends for the period totaled $0.25. In the prior six months, a period characterized by sharply rising interest rates and falling bond prices, the fund’s net asset value fell $0.25, almost completely offsetting interest income of $0.26. At the end of our fiscal year, the portfolio’s 30-day dividend yield was 4.20%, virtually unchanged from its yield six and 12 months ago (the start of the fund’s fiscal year). Since August, duration—a measure of the fund’s interest rate risk—has edged modestly lower to 5.2 years.

PORTFOLIO DIVERSIFICATION
Percent of		Percent of
Net Assets		Net Assets
Periods Ended	8/31/04	2/28/05
Prerefunded Bonds	17.6%	19.0%
Hospital Revenue	10.4	12.5
General Obligation - Local	12.8	11.8
Educational Revenue	11.5	11.4
Dedicated Tax Revenue	2.2	6.4
Life Care/Nursing Home Revenue	5.5	5.9
Ground Transportation Revenue	7.3	5.4
Lease Revenue	6.5	5.3
Water and Sewer Revenue	5.1	4.8
Industrial and Pollution
Control Revenue	3.8	4.1
All Other Sectors	16.3	13.3
Other Assets Less Liabilities	1.0	0.1
Total	100.0%	100.0%
Historical weightings reflect current industry/sector
classifications.

Over the past 12 months, we attempted to keep cash levels at a minimum. Although money market yields have been rising steadily, yields on short-term securities remain uninviting. We continued to underweight airlines and tobacco debt. However, unlike the first six months of the fiscal year, when both sectors fared poorly, they rallied over the past six months and far exceeded the returns for the general municipal market. Our limited exposure dampened our results versus the benchmark. Nevertheless, we expect volatility to remain high in the tobacco sector, and most airlines continue to operate in the red. With current valuations at fairly aggressive levels and given our rather skeptical outlook, we intend to remain underweight in these sectors.

Your fund was relatively unaffected by the state’s downgrade last year because the portfolio’s quality remained very high over the last 12 months and most of our exposure to state credit was insured.

At the end of the reporting period, per our charter, more than 95% of the portfolio was invested in investment-grade credits. The fund’s top performers for the past six months were lower-rated bonds, as demand for incremental yield pushed valuations higher. Several of our hospital and life care holdings posted exceptional returns for the year. Longer-duration bonds, particularly non-callable and zero-coupon issues, were also strong performers since August. The portfolio’s housing sector lagged the general market as issuers actively called bonds at par. Most housing bond issuers have the ability to call bonds at par, at any time. Overall, the fund’s structure has been defensive, reflecting our general outlook for rising interest rates. This stance softened the fund’s total return recently, as rates moved lower, but reflects our outlook for interest rates to trend higher.

OUTLOOK

While heightened energy prices may dampen consumer spending, strong fundamentals support our outlook for sustained economic expansion. With the Fed committed to removing monetary policy accommodation, interest rates along the yield curve are more likely to rise than fall, suggesting a more challenging bond market environment in the period ahead. Overall, the fund’s structure has remained defensive, reflecting this outlook. Our recent additions have been shorter in duration and defensive—mostly premium bonds that are trading to 10-year calls. We have also focused on reducing the fund’s interest rate sensitivity by selling bonds that we think could dramatically underperform should rates move higher. We like our mix and the diversification of our largest sector allocations and have recently purchased high-quality dedicated tax-backed debt and prerefunded bonds. This stance may have reduced the fund’s recent total return as rates moved lower but is consistent with our outlook for higher interest rates.

Although it may be time for renewed caution regarding fixed-income investments, we believe several factors are likely to temper a broad increase in interest rates. First, the current cyclical increase in inflation may be modest compared with previous inflationary periods. Forces that encourage price increases, such as dollar weakness and a tighter labor market, may be offset to some degree by forces that tend to restrain inflation, including lower oil prices, productivity gains, and intense global price competition. Second, reduced supply in a higher interest rate environment should lead to less refinancing issuance, less borrowing, and generally better fiscal conditions. Third, the greater transparency of the Federal Open Market Committee process, as evidenced by the earlier publication of Fed meeting minutes, may lessen the impact of a surprise rate hike by the central bank and should help mitigate any overreaction to new economic data. Finally, given that the municipal yield curve remains somewhat steep, we believe that bonds with longer maturities still offer value to investors.

Respectfully submitted,

Konstantine B. Mallas

Chairman of the Investment Advisory Committee

March 18, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The New Jersey Tax-Free Bond Fund is less diversified than one investing nationally.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study the trends reflected by yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 2/28/05	1 Year	5 Years	10 Years
New Jersey Tax-Free Bond Fund	2.50%	6.97%	6.04%
Lehman Brothers Municipal Bond Index	2.96	7.18	6.51
Lipper New Jersey Municipal Debt Funds Average	2.50	6.31	5.48
Average annual total return figures include changes in principal value, reinvested dividends, and capi-
tal gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, shareholders should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/04	2/28/05	9/1/04 to 2/28/05
Actual	$1,000.00	$1,024.10	$2.96
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,021.87	2.96
* Expenses are equal to the fund’s annualized expense ratio of (0.59%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year
(181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS
Periods Ended 12/31/04	1 Year	5 Years	10 Years

New Jersey Tax-Free Bond Fund	4.17%	7.00%	6.53%
Lehman Brothers Municipal Bond Index	4.48	7.20	7.06
Lipper New Jersey Municipal Debt Funds Average	3.63	6.20	5.98

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance infor-
mation, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.
This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the share-
holder may pay on fund distributions or the redemption of fund shares.

FINANCIAL HIGHLIGHTS		For a share outstanding throughout each period

	Year
	Ended
	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$12.03	$11.84	$11.50	$11.33	$10.62
Investment activities
Net investment income (loss)	0.51	0.51	0.54	0.54	0.55
Net realized and
unrealized gain (loss)	(0.22)	0.19	0.34	0.17	0.71
Total from
investment activities	0.29	0.70	0.88	0.71	1.26

Distributions
Net investment income	(0.51)	(0.51)	(0.54)	(0.54)	(0.55)

NET ASSET VALUE
End of period	$11.81	$12.03	$11.84	$11.50	$11.33

Ratios/Supplemental Data
Total return^	2.50%	6.10%	7.83%	6.46%	12.18%
Ratio of total expenses to
average net assets	0.58%	0.58%	0.59%	0.60%	0.63%
Ratio of net investment
income (loss) to average
net assets	4.32%	4.37%	4.63%	4.80%	5.04%
Portfolio turnover rate	20.0%	14.0%	14.7%	17.0%	24.6%
Net assets, end of period
(in thousands)	$165,992	$160,883	$148,333	$129,504	$121,824

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)

NEW JERSEY 92.2%
Bordentown Sewage Auth., 5.50%, 12/1/25 (FGIC Insured)	1,300	1,420
Burlington County Bridge Commission, GO, 5.25%, 8/15/19	825	898
Cape May PCR, Atlantic City Electric
6.80%, 3/1/21 (MBIA Insured)	1,520	1,983
Egg Harbor Township School Dist., 5.00%, 7/15/16
(Prerefunded 7/15/11†) (FGIC Insured)	1,000	1,106
Essex County, Corrections Fac., 5.75%, 10/1/30
(Prerefunded 10/1/10†) (FGIC Insured)	1,500	1,700
Gloucester County Improvement Auth. IDRB, Waste Management,
6.85%, 12/1/29 (Tender 12/1/09)	1,100	1,235
Hopewell Valley Regional School Dist., GO
5.00%, 8/15/15 (FGIC Insured)	2,000	2,156
Hudson County Improvement Auth., GO, Union City
5.20%, 7/15/24 (FGIC Insured)	2,000	2,124
Jersey City, Public Improvement, GO
5.00%, 9/1/10 (MBIA Insured)	2,000	2,186
Mercer County Public Improvement Auth., GO
School Dist., 5.25%, 1/15/23 (FGIC Insured)	1,460	1,582
Solid Waste, 5.75%, 9/15/16	2,000	2,178
Middlesex County Improvement Auth., GO
5.25%, 9/15/20	1,500	1,650
Golf Course, 5.25%, 6/1/20	1,310	1,433
Middlesex County Improvement Auth.
North Brunswick Township, 5.00%, 10/1/12 (FGIC Insured)	1,130	1,240
Student Housing Urban Renewal
5.00%, 8/15/18	250	259
5.00%, 8/15/35	1,305	1,322
Middlesex County Utilities Auth., Sewer
8.634%, 8/15/10 (MBIA Insured)	500	551
Middlesex County, PCR, Amerada Hess, 6.05%, 9/15/34	500	531
Morris County, 5.25%, 11/15/20 (Prerefunded 11/15/09†)	725	798
Morris Union Jointure Commission, COP
5.00%, 5/1/27 (RAA Insured)	1,000	1,030
New Brunswick Parking Auth., 5.00%, 9/1/34 (MBIA Insured)	1,000	1,037
New Jersey, GO
5.50%, 5/1/17 (Prerefunded 5/1/10†)	1,000	1,115
7.05%, 7/15/12 (Prerefunded 7/15/05†) #	1,335	1,378
New Jersey Building Auth.
5.375%, 6/15/19 (Prerefunded 6/15/09†)	3,000	3,295
New Jersey Economic Dev. Auth.
5.25%, 6/15/19 (Prerefunded 6/15/11†)
(AMBAC Insured)	1,500	1,668
Liberty Lease State Park, 5.00%, 3/1/24	1,500	1,572
Transportation, 6.00%, 5/1/16
(Prerefunded 5/1/09†) (FSA Insured)	1,000	1,120
American Water, 6.875%, 11/1/34 (FGIC Insured) #	1,000	1,024
Cigarette Tax
5.00%, 6/15/11 (FGIC Insured)	1,000	1,084
5.75%, 6/15/34	2,000	2,120
Ed. Testing Services, 4.75%, 5/15/25 (MBIA Insured)	1,950	1,976
Franciscan Oaks, 5.75%, 10/1/23	375	363
Harrogate
5.50%, 12/1/06	400	412
5.65%, 12/1/08	400	421
5.75%, 12/1/16	500	514
5.875%, 12/1/26	1,000	1,016
Kapkowski Road Landfill
Zero Coupon, 4/1/10 (Escrowed to Maturity)	1,025	867
5.75%, 10/1/21	250	269
Keswick Pines
5.70%, 1/1/18	500	511
5.75%, 1/1/24	850	858
Lawrenceville School
5.75%, 7/1/16 (Prerefunded 7/1/06†)	2,000	2,124
Masonic Charity Foundation
5.50%, 6/1/31	1,000	1,070
6.00%, 6/1/25	1,000	1,116
Motor Vehicle Surcharge
Zero Coupon, 7/1/19 (MBIA Insured)	1,000	538
5.25%, 7/1/26 (MBIA Insured)	1,000	1,127
Presbyterian Homes at Montgomery, 6.375%, 11/1/31	800	814
Saint Barnabas Health Care Systems
Zero Coupon, 7/1/16 (MBIA Insured)	3,500	2,163
The Evergreens
6.00%, 10/1/17	1,055	1,087
6.00%, 10/1/22	965	988
The Seeing Eye, 6.20%, 12/1/24	1,000	1,110
Winchester Gardens
5.80%, 11/1/31	660	681
8.625%, 11/1/25 (Prerefunded 11/1/06†)	500	559
New Jersey Economic Dev. Auth., IDRB
Continental Airlines, 7.00%, 11/15/30 #	1,000	868
New Jersey EFA
5.375%, 7/1/17 (FGIC Insured)	1,330	1,472
Capital Improvement, 5.00%, 9/1/19 (FSA Insured)	1,000	1,074
Georgian Court College, 6.50%, 7/1/33	500	564
Monmouth Univ.
5.25%, 7/1/09	480	510
5.60%, 7/1/12	450	474
Princeton Univ.
VRDN (Currently 1.60%)	1,750	1,750
VRDN (Currently 1.73%)	900	900
Public Library Grant, 5.00%, 9/1/22 (AMBAC Insured)	1,000	1,057
Ramapo College, 5.00%, 7/1/25 (AMBAC Insured)	600	631
Rider Univ., 5.50%, 7/1/23 (RAA Insured)	1,000	1,089
Rowan College
5.125%, 7/1/30 (FGIC Insured)	1,000	1,051
5.25%, 7/1/22 (FGIC Insured)	1,175	1,277
6.00%, 7/1/21 (Prerefunded 7/1/06†)
(AMBAC Insured)	1,000	1,056
Stevens Institute of Technology
5.00%, 7/1/12	250	261
5.375%, 7/1/11	585	619
New Jersey Environmental Infrastructure Trust, 5.25%, 9/1/20	1,500	1,634
New Jersey HFFA
Atlantic City Medical Center, 5.75%, 7/1/25	2,000	2,151
Hackensack Univ. Medical Center, 6.00%, 1/1/34	1,750	1,874
Kennedy Health Systems, 5.50%, 7/1/21	1,000	1,059
Pascack Valley Hosp. Assoc., 6.50%, 7/1/23	750	742
Robert Wood Johnson Univ. Hosp.
VRDN (Currently 1.82%)	2,000	2,000
5.75%, 7/1/25	1,500	1,633
Saint Clares Hosp., 5.25%, 7/1/14 (MBIA Insured)	2,000	2,200
Saint Peters Univ. Hosp., 6.875%, 7/1/30	1,000	1,109
Somerset Medical Center, 5.50%, 7/1/33	2,000	1,997
South Jersey Hosp., 5.875%, 7/1/21	2,250	2,417
Trinitas Hosp.
6.00%, 7/1/14	750	775
6.00%, 7/1/20	570	593
New Jersey Higher Ed. Assistance Auth., Student Loan
5.80%, 6/1/16 (MBIA Insured) #	700	700
6.00%, 6/1/15 (MBIA Insured) #	1,445	1,456
New Jersey Highway Auth., Garden State Parkway
5.75%, 1/1/13 (Prerefunded 1/1/10†)	2,000	2,263
New Jersey Housing & Mortgage Fin. Agency
Multi-Family Housing
5.20%, 5/1/14 (FSA Insured)	1,995	1,996
5.50%, 5/1/22 (FSA Insured) #	460	485
5.55%, 11/1/09 (FSA Insured)	1,000	1,050
5.70%, 5/1/20 (FSA Insured)	455	486
6.25%, 11/1/26 (FSA Insured)	715	758
New Jersey Transit Corp., 5.50%, 2/1/08 (AMBAC Insured) ++	4,250	4,566
New Jersey Transportation Trust Fund Auth.
5.125%, 6/15/15 (Prerefunded 6/15/09†)	1,635	1,779
5.25%, 12/15/09 (MBIA Insured)	2,000	2,189
5.25%, 12/15/18 (FGIC Insured)	2,000	2,219
6.00%, 12/15/19 (Prerefunded 12/15/11†)
(MBIA Insured)	1,250	1,452
New Jersey Turnpike Auth.
5.00%, 1/1/27 (FGIC Insured)	700	733
5.50%, 1/1/25 (MBIA Insured)	1,025	1,105
5.75%, 1/1/10 (Escrowed to Maturity) (MBIA Insured)	215	242
5.75%, 1/1/10 (MBIA Insured)	1,250	1,397
North Hudson Sewer Auth.
Zero Coupon, 8/1/20 (MBIA Insured)	2,350	1,197
5.25%, 8/1/18 (FGIC Insured)	2,000	2,196
Ocean County, GO
5.35%, 12/1/17 (Prerefunded 12/1/09†)	1,695	1,886
General Improvement, 5.125%, 9/1/18	1,590	1,729
Port Auth. of New York & New Jersey
VRDN (Currently 1.80%)	500	500
5.00%, 7/15/26 (FSA Insured) #	1,905	1,986
5.125%, 1/15/36 #	1,000	1,022
5.875%, 9/15/15 (FGIC Insured) #	1,000	1,053
JFK Int'l. Air Terminal, VRDN (Currently 1.91%)
(MBIA Insured) #	1,000	1,000
Salem County, PCR
Du Pont De Nemours, 6.50%, 11/15/21 #	2,000	2,044
PSEG Power LLC, 5.75%, 4/1/31 #	1,700	1,808
South Brunswick Township Board of Ed.
6.40%, 8/1/09 (Prerefunded 8/1/05†) (FGIC Insured)	1,250	1,272
6.40%, 8/1/10 (Prerefunded 8/1/05†) (FGIC Insured)	1,500	1,527
South Jersey Transportation Auth., IDRB
Raytheon Air, 6.15%, 1/1/22 #	660	677
Tobacco Settlement Fin. Corp.
5.75%, 6/1/32	500	499
6.75%, 6/1/39	450	471
7.00%, 6/1/41	150	161
Univ. of Medicine & Dentistry of New Jersey
5.00%, 12/1/31 (AMBAC Insured)	1,000	1,039
COP, 5.00%, 6/15/36 (MBIA Insured)	2,000	2,081
Wanaque Valley Regional Sewer Auth., GO
5.75%, 9/1/18 (AMBAC Insured)	3,115	3,600
Winslow Township Board of Ed., 5.20%, 8/1/16
(Prerefunded 8/1/09†) (FGIC Insured)	2,010	2,197
Total New Jersey (Cost $143,894)		153,037

DELAWARE 0.7%
Delaware River & Bay Auth.
5.50%, 1/1/15 (AMBAC Insured)	500	553
5.50%, 1/1/16 (AMBAC Insured)	500	552
Total Delaware (Cost $996)		1,105

PENNSYLVANIA 0.7%
Delaware River Joint Toll Bridge Commission
Pennsylvania Bridge, 5.00%, 7/1/28	1,140	1,180
Total Pennsylvania (Cost $1,118)		1,180

PUERTO RICO 5.8%
Children's Trust Fund, Tobacco Settlement
6.00%, 7/1/26 (Prerefunded 7/1/10†)	1,500	1,705
Puerto Rico, 5.00%, 7/1/27 (Prerefunded 7/1/12†)	1,400	1,547
Puerto Rico Electric Power Auth., 5.00%, 7/1/08	1,500	1,595
Puerto Rico Highway & Transportation Auth.
5.00%, 7/1/36	500	518
5.50%, 7/1/18	500	524
Puerto Rico Infrastructure Fin. Auth., 7.50%, 7/1/09	20	20
Puerto Rico Public Buildings Auth., GO, 5.50%, 7/1/24	1,000	1,098
Puerto Rico Public Fin. Corp., 5.25%, 8/1/29
(Tender 2/1/12) (MBIA Insured)	2,500	2,760
Total Puerto Rico (Cost $9,138)		9,767

U. S. VIRGIN ISLANDS 0.5%
Virgin Islands PFA
Hovensa Refinery
5.875%, 7/1/22 #	250	265
6.125%, 7/1/22 #	500	537
Total U. S. Virgin Islands (Cost $750)		802

FUTURES CONTRACTS 0.0%
Variation margin receivable (payable) on open futures contracts (2)		5
Total Futures Contracts		5

Total Investments in Securities
99.9% of Net Assets (Cost $155,896)		$ 165,896

(1)	Denominated in U.S. dollars unless other-	FSA	Financial Security Assurance Inc.
	wise noted	GO	General Obligation
#	Interest subject to alternative minimum tax	HFFA	Health Facility Financing Authority
++	All or a portion of this security is pledged to	IDRB	Industrial Development Revenue Bond
	cover margin requirements on futures con-	MBIA	MBIA Insurance Corp.
	tracts at February 28, 2005.	PCR	Pollution Control Revenue
†	Used in determining portfolio maturity	PFA	Public Finance Authority
AMBAC	AMBAC Assurance Corp.	RAA	Radian Asset Assurance Inc.
COP	Certificates of Participation	VRDN	Variable-Rate Demand Note; rate shown is
EFA	Educational Facility Authority		effective rate at period-end
FGIC	Financial Guaranty Insurance Company

(2) Open Futures Contracts at February 28, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 10 U.S. Treasury Notes ten year
contracts, $45 par of 5.50% New Jersey
Transit Corp. pledged as initial margin	3/05	$(1,109)	$15
Net payments (receipts) of variation
margin to date			(10)
Variation margin receivable (payable)
on open futures contracts			$5

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $155,896)	$165,896
Cash	27
Interest receivable	1,935
Receivable for shares sold	347
Other assets	259
Total assets	168,464

Liabilities
Investment management fees payable	52
Payable for investment securities purchased	2,193
Due to affiliates	11
Payable for shares redeemed	62
Other liabilities	154
Total liabilities	2,472

NET ASSETS	$165,992
Net Assets Consist of:
Undistributed net investment income (loss)	$99
Undistributed net realized gain (loss)	(2,130)
Net unrealized gain (loss)	10,010
Paid-in-capital applicable to 14,057,554 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	158,013

NET ASSETS	$165,992

NET ASSET VALUE PER SHARE	$11.81

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)
Year
Ended
2/28/05
Investment Income (Loss)
Interest income	$7,741
Expenses
Investment management	653
Custody and accounting	108
Shareholder servicing	96
Prospectus and shareholder reports	24
Legal and audit	15
Registration	13
Trustees	5
Miscellaneous	6
Total expenses	920
Expenses paid indirectly	(1)
Net expenses	919
Net investment income (loss)	6,822

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	221
Futures	(56)
Net realized gain (loss)	165
Change in net unrealized gain (loss)
Securities	(3,265)
Futures	38
Change in net unrealized gain (loss)	(3,227)
Net realized and unrealized gain (loss)	(3,062)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$3,760

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	Year
	Ended
	2/28/05	2/29/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,822	$6,685
Net realized gain (loss)	165	258
Change in net unrealized gain (loss)	(3,227)	2,094
Increase (decrease) in net assets from operations	3,760	9,037

Distributions to shareholders
Net investment income	(6,802)	(6,664)

Capital share transactions *
Shares sold	28,346	27,076
Distributions reinvested	5,265	5,165
Shares redeemed	(25,460)	(22,064)
Increase (decrease) in net assets from capital
share transactions	8,151	10,177

Net Assets
Increase (decrease) during period	5,109	12,550
Beginning of period	160,883	148,333

End of period	$165,992	$160,883
(Including undistributed net investment income of $99 at 2/28/05 and $107 at 2/29/04)

*Share information
Shares sold	2,401	2,289
Distributions reinvested	449	437
Shares redeemed	(2,170)	(1,872)
Increase (decrease) in shares outstanding	680	854

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey state income taxes by investing primarily in investment-grade New Jersey municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended February 28, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $38,135,000 and $30,465,000, respectively, for the year ended February 28, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 28, 2005, totaled $6,802,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$ 10,272,000
Unrealized depreciation	(433,000)
Net unrealized appreciation (depreciation)	9,839,000
Undistributed tax-exempt income	14,000
Capital loss carryforwards	(1,874,000)
Paid-in capital	158,013,000

Net assets	$165,992,000

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain covered option and futures transactions; accordingly, $240,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of February 28, 2005. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended February 28, 2005, the fund utilized $185,000 of capital loss carryforwards. As of February 28, 2005, the fund had $762,000 of capital loss carryforwards that expire in fiscal 2008 and $1,112,000 that expire in fiscal 2009.

For the year ended February 28, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$(28,000)
Undistributed net realized gain	4,000
Paid-in capital	24,000

At February 28, 2005, the cost of investments for federal income tax purposes was $156,067,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and the fund’s pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At February 28, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2005, expenses incurred pursuant to these service agreements were $64,000 for Price Associates and $70,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price State Tax-Free Income Trust and Shareholders of T. Rowe Price New Jersey Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Jersey Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 11, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $6,775,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s trustees are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” trustees are officers of T. Rowe Price. The Board of Trustees elects the fund’s officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pre-
(1945)	sent); Director, Chairman of the Board, and Chief Executive Officer,
1986	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2001	The Haven Group, a custom manufacturer of modular homes
(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation, Golden Star Resources Ltd. (5/00 to
2001	present), and Pacific Rim Mining Corporation (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999);
Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
1986

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
1992	Director, AMLI Residential Properties Trust and The Rouse Company,
real estate developers

* Each independent trustee oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or elec-
tion of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; President, State Tax-Free Income Trust
2004
[38]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1943)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
1986	Chairman of the Board and Director, T. Rowe Price Global Asset
[112]	Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.;
Chairman of the Board, Director, President, and Trust Officer,
T. Rowe Price Trust Company; Director, T. Rowe Price International,
Inc.; Chairman of the Board, State Tax-Free Income Trust

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Stephen V. Booth, CPA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Linda A. Brisson (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, State Tax-Free Income Trust	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Jonathan M. Chirunga (1966)	Vice President, T. Rowe Price; formerly
Vice President, State Tax-Free Income Trust	Municipal Credit Analyst/Associate Director,
Standard & Poor’s Rating Services (to 2001)

Maria H. Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.; formerly Deputy General Counsel,
ACA Financial Guaranty Corporation (to 2001)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, State Tax-Free	T. Rowe Price; Vice President, T. Rowe Price
Income Trust	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

T. Dylan Jones (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

Philip J. Kligman, CFA (1974)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, State Tax-Free Income Trust	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, State Tax-Free	Group, Inc.
Income Trust

Timothy G. Taylor, CFA (1975)	Assistant Vice President, T. Rowe Price
Assistant Vice President, State Tax-Free
Income Trust

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, State Tax-Free Income Trust

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, State Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$6,948	$8,115
Audit-Related Fees	793	692
Tax Fees	2,023	2,262
All Other Fees	-	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	April 15, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	April 15, 2005